Exhibit 99.1

Fourth Quarter and Year End 2016 Investor Call March 21, 2017 Oncor Electric Delivery

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled Risk Factors in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; any impacts on Oncor as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. (EFH) and certain of its subsidiaries and the change in indirect ownership of Oncor proposed in such proceedings; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor s revolving credit facility and indentures governing its debt instruments; Oncor s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are included in this presentation, which is available on Oncor s website, www.oncor.com, in the Investor section, and also filed with the SEC. Oncor Electric Delivery 1

4th Quarter and Year End 2016 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chief Executive Q&A Oncor Electric Delivery 2

Residential and Large C&I1 Metrics Residential Points of Delivery Residential Gigawatt-hours (GWh) Q42 15 vs. Q4 16; thousands of meters Q4 15 vs. Q4 16 and TME3 15 vs. TME 16 42,536 41,377 1.8% 2,875 2,926 2.7% 5.5% 8,363 8,826 At 12/31/2015 At 12/31/2016 Q4 ‘15 Q4 ‘16 TME ‘15 TME ‘16 Large C&I Billed MW4 Demand (Average) Large C&I GWh5 Q4 15 vs. Q4 16 and TME 15 vs. TME 16 Q4 15 vs. Q4 16 and TME 15 vs. TME 16 0.4% 1.0% 0.4% 72,132 72,404 17,408 17,583 17,455 17,532 2.4% 17,524 17,953 Q4 ‘15 Q4 ‘16 TME ‘15 TME ‘16 Q4 ‘15 Q4 ‘16 TME ‘15 TME ‘16 1 Commercial and Industrial 2 Q4 reflects three months ended December 31. 3 TME reflects twelve months ended December 31. 4 Megawatts 5 2015 periods adjusted for billing day variation Oncor Electric Delivery 3

Summary of Financial Results1 Adjusted Operating Revenue Increase Adjusted Operating Revenues TME 15 vs. TME 16; $ millions Q42 15 vs. Q4 16 and Revenues Contributing to Earnings: TME3 15 vs. TME 16; $ millions 3.7% Distribution base revenue (17) 3,898 3,758 Transmission base revenue (TCOS): 849 949 Billed to 3rd party wholesale customers 34 Billed to Oncor Distribution, collected from REPs through TCRF 25 Total transmission base revenue (TCOS) 59 6.3% AMS surcharge, energy efficiency bonus 2,909 2,949 (2) and other miscellaneous revenues 901 958 Total revenues contributing to earnings 40 217 243 Revenues to Pass-Through Expenses: 684 715 3rd party wholesale transmission service Q4 ‘15 Q4 ‘16 TME ‘15 TME ‘16 billed to Oncor Distribution (i.e. remaining TCRF revenue) 92 Energy efficiency and rate case expense Revenues to pass-through expenses surcharges 8 Revenues contributing to earnings Total revenues to pass through expenses 100 Total operating revenue increase 140 1 See Appendix for Reg G reconciliations and financial definitions. 2 Q4 reflects three months ended December 31. 3 TME reflects twelve months ended December 31. Oncor Electric Delivery 4

Summary of Financial Results1 (cont.) Adjusted EBITDA Q42 15 vs. Q4 16 and TME3 15 vs. TME 16; $ millions 1.4% 1,807 1,832 2.2% 401 410 Q4 ‘15 Q4 ‘16 TME ‘15 TME ‘16 Adjusted Net Income Adjusted Operating Cash Flow Q4 15 vs. Q4 16 and TME 15 vs. TME 16; Q4 15 vs. Q4 16 and TME 15 vs. TME 16 $ millions $ millions 12.6% 431 431 1,412 1,254 64.0% 2.7% 469 286 75 77 Q4 ‘15 Q4 ‘16 TME ‘15 TME ‘16 Q4 ‘15 Q4 ‘16 TME ‘15 TME ‘16 1 See Appendix for Reg G reconciliations and financial definitions. 2 Q4 reflects three months ended December 31. 3 TME reflects twelve months ended December 31. Oncor Electric Delivery 5

Ample Liquidity and Stable Credit Metrics1 Secured Revolving Credit Facility2 Balances at December 31, 2016; $ millions 2,000 (796) 1,204 16 1,220 Revolver Capacity Borrowings and Letters Effective Remaining Cash Total Available Liquidity of Credit Capacity Adjusted EBITDA/Cash Interest Debt/Adjusted EBITDA TME3 15 vs. TME 16; Ratio TME 15 vs. TME 16; Ratio 5.5x 5.4x 3.6x 3.6x TME 15 TME 16 TME 15 TME 16 1 See Appendix for Reg G reconciliations and financial definitions. 2 Oncor s revolving credit facility matures in October 2018, reflecting a one-year extension exercised in October 2016. 3 TME reflects twelve months ended December 31. Oncor Electric Delivery 6

4th Quarter and Year End 2016 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chief Executive Q&A Oncor Electric Delivery 7

Key Drivers of Capital Investment Continued strong investment in transmission Load growth Reduction of grid congestion Interconnection of new generation sources Emerging physical security needs Distribution investment to connect new customers Investments in infrastructure to maintain and improve reliability Overhead and pole maintenance Underground cable replacement and rehabilitation Network equipment maintenance and planned replacements Investments in technology to support business processes and operational efficiencies Oncor Electric Delivery 8

Appendix— Regulation G Reconciliations and Financial Definitions Oncor Electric Delivery 9

Financial Definitions Measure Definition Oncor operating revenues, less operating revenues of Oncor Electric Delivery Adjusted Operating Revenues Transition Bond Company LLC (BondCo), Oncor s wholly-owned subsidiary (non-GAAP) that was dissolved in December 2016 Adjusted Net Income Oncor net income, less effects of purchase accounting, tax audit settlement (non-GAAP) and net income of BondCo Adjusted Operating Cash Flow Oncor cash provided by operating activities, less BondCo cash provided by (non-GAAP) operating activities Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo Total Debt (GAAP) Oncor long-term debt (including current portion) plus bank loans Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and Adjusted EBITDA (non-GAAP) amortization and special items, less BondCo results. EBITDA is a measure used by Oncor to assess performance. Total debt less transition bonds divided by Adjusted EBITDA. Transition, or Debt/Adjusted EBITDA securitization, bonds were serviced by a regulatory transition charge on wires (non-GAAP) rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. Adjusted EBITDA/Cash Interest Adjusted EBITDA divided by cash interest is a measure used by Oncor to (non-GAAP) assess credit quality. Oncor Electric Delivery 10

Table 1: Oncor Adjusted Operating Revenues Reconciliation Three and Twelve Months Ended December 31, 2015 and 2016 $ millions Q4 15 Q4 16 TME 15 TME 16 Operating revenues Oncor 922 958 3,878 3,920 Adjustments: Operating revenues BondCo (21) (120) (22) Adjusted operating revenues, excluding BondCo 901 958 3,758 3,898 Oncor Electric Delivery 11

Table 2: Oncor Adjusted EBITDA Reconciliation Three and Twelve Months Ended December 31, 2015 and 2016 $ millions Q4 15 Q4 16 TME 15 TME 16 Net income Oncor 73 77 432 431 Plus: Depreciation & amortization Oncor 210 191 863 785 Provision in lieu of income taxes Oncor 44 46 252 254 Interest expense Oncor 83 83 333 336 Equals: EBITDA Oncor 410 397 1,880 1,806 Adjustments: Net income BondCo Depreciation & amortization BondCo (20) (113) (21) Interest expense BondCo (1) (6) (1) Effects of fair value accounting (pre tax) (1) (5) (1) Regulatory asset amortization in O&M expense 13 13 51 49 Oncor Adjusted EBITDA, excluding BondCo 401 410 1,807 1,832 Oncor Electric Delivery 12

Table 3: Oncor Adjusted Net Income Reconciliation Three and Twelve Months Ended December 31, 2015 and 2016 $ millions Q4 15 Q4 16 TME 15 TME 16 Net income Oncor 73 77 432 431 Adjustments: Effects of purchase accounting (after tax) (3) Tax audit settlement (after tax) 2 2 BondCo net income Adjusted net income, excluding BondCo 75 77 431 431 Oncor Electric Delivery 13

Table 4: Oncor Adjusted Operating Cash Flow Reconciliation Three and Twelve Months Ended December 31, 2015 and 2016 $ millions Q4 15 Q4 16 TME 15 TME 16 Operating cash flow Oncor 308 469 1,361 1,429 Adjustments: Operating cash flow BondCo (22) (107) (17) Adjusted operating cash flow, excluding BondCo 286 469 1,254 1,412 Oncor Electric Delivery 14

Table 5: Oncor Total Debt Reconciliation At December 31, 2015 and 2016 $ millions At 12/31/15 At 12/31/16 Short-term debt Oncor 840 789 Long-term debt due currently Oncor 41 324 Long-term debt, less due currently Oncor 5,646 5,515 Total debt Oncor, including BondCo 6,527 6,628 Adjustments: Long-term debt due currently BondCo (41) Total Oncor debt, excluding BondCo 6,486 6,628 Oncor Electric Delivery 15

Table 6: Oncor Interest and Debt Coverage Twelve Months Ended December 31, 2015 and 2016 $ millions TME 15 TME 16 Ref Source Interest expense and related charges Oncor 333 336 Amortization of debt discount Oncor (3) (3) AFUDC Oncor 5 8 Cash interest Oncor 335 341 Less: Interest expense BondCo (6) (1) Cash interest , excluding BondCo 329 340 A EBITDA, excluding BondCo 1,807 1,832 B Table 2 Total debt, excluding BondCo 6,486 6,628 C Table 5 EBITDA/cash interest ratio (B / A) 5.5x 5.4x Debt/EBITDA ratio (C / B) 3.6x 3.6x Oncor Electric Delivery 16